EXHIBIT 99.2

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On September 6, 2004, Centennial Communications Corp. ("Centennial") entered into a definitive agreement to sell its wholly owned subsidiary, Centennial Puerto Rico Cable TV Corp. ("Centennial Cable"), to an affiliate of Hicks, Muse, Tate & Furst Incorporated for approximately $155 million in cash. The transaction closed on December 28, 2004. The disposition has been accounted for by Centennial as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

Pro Forma Financial Statements

     The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of Centennial after giving effect to the sale of its wholly owned subsidiary,
Centennial Cable, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of Centennial Cable by Centennial as if it had occurred on June 1, 2001 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal of Centennial Cable by Centennial as if it had occurred on August 31, 2004. The unaudited pro forma condensed consolidated financial statements were derived by adjusting the historical financial statements of Centennial for the removal of assets, liabilities, revenues and expenses associated with Centennial Cable and the pro forma adjustments described in the footnotes. Centennial will treat the sale of Centennial Cable as a discontinued operation of its cable television operations and record a gain upon completion of the transaction.

     The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the fiscal year ended May 31, 2004, filed on October 1, 2004.

     The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations that would have actually been reported had the disposition occurred on June 1, 2001 for consolidated statement of operation purposes and as of August 31, 2004 for consolidated balance sheet purposes, nor is it necessarily indicative of Centennial's future consolidated financial position or consolidated results of operations. The unaudited pro forma condensed consolidated financial statements are based upon estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for the purposes of developing this pro forma information.

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          (Dollar amounts in thousands)


                                                                                    As of August 31, 2004
                                                          --------------------------------------------------------------------------
                                                              Centennial
                                                            Communications        Centennial         Pro Forma
                                                                Corp.               Cable           Adjustments         Pro Forma
                                                          ------------------    --------------    --------------    ----------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                 $   97,212           $ (7,585)        $ 155,000 (a)     $  241,512
                                                                                                      (3,115)(b)
   Accounts receivable, net                                     106,859             (4,860)                             101,999
   Inventory -- phones and accessories, net                      11,746                                                  11,746
   Prepaid expenses and other current assets                     35,461               (639)                              34,822
                                                              ---------           --------           -------         ----------

      TOTAL CURRENT ASSETS                                      251,278            (13,084)          151,885            390,079
PROPERTY, PLANT AND EQUIPMENT, net                              688,919            (58,683)                             630,236
EQUITY INVESTMENTS, net                                           2,272                                                   2,272
DEBT ISSUANCE COSTS, less accumulated amortization of
$14,559                                                          53,131                                                  53,131
U.S. WIRELESS LICENSES                                          371,766                                                 371,766
CARIBBEAN WIRELESS LICENSES, net                                 70,242                                                  70,242
CABLE FRANCHISE COSTS                                            52,139            (52,139)                                   -
GOODWILL                                                         26,704                                                  26,704
CUSTOMER LISTS, net                                               6,820             (6,820)                                   -
TRANSMISSION AND CONNECTING RIGHTS, net                             818                                                     818
CABLE FACILITY, net                                               4,150                                                   4,150
OTHER ASSETS, net                                                 3,894                693              (726)(d)          3,861
                                                              ---------           --------           -------         ----------

      TOTAL ASSETS                                           $1,532,133          $(130,033)        $ 151,159         $1,553,259
                                                              ---------           --------           -------         ----------


LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Current portion of long-term debt                         $    5,856                                              $    5,586
   Accounts payable                                              24,737               (675)                              24,062
   Accrued expenses and other current liabilities               179,705            (11,251)                             168,454
   Payable to affiliates                                            125                                                     125
                                                              ---------           --------           -------         ----------

      TOTAL CURRENT LIABILITIES                                 210,423            (11,926)                             198,497
LONG-TERM DEBT                                                1,761,934                                               1,761,934
DEFERRED FEDERAL INCOME TAXES                                    86,936             (5,733)           13,829 (c)         95,016
OTHER LIABILITIES                                                10,627                                                  10,627
MINORITY INTEREST IN SUBSIDIARIES                                 1,769                                                   1,769
STOCKHOLDERS' DEFICIT:
   Common stock                                                   1,034                                                   1,034
   Additional paid-in capital                                   475,534           (271,389)          271,389 (f)        475,534
   Accumulated deficit                                        (1,015,04)           159,015          (159,015)(f)       (990,091)
                                                                                                        (726)(d)
                                                                                                     (13,829)(c)
                                                                                                      39,511 (g)
                                                              ---------           --------           -------         ----------

                                                               (538,479)          (112,374)          137,330           (513,523)
   Less: Cost of 70,503 common shares in treasury                (1,077)                                                 (1,077)
                                                              ---------           --------           -------         ----------

      TOTAL STOCKHOLDERS' DEFICIT                              (539,556)          (112,374)          137,330           (514,600)
                                                              ---------           --------           -------         ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT            $1,523,133          $(130,033)        $ 151,159         $1,553,259
                                                              ---------           --------           -------         ----------

--------------------------------------------------------------------------------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollar amounts in thousands, except per share amounts)


                                                                               Three Months Ended August 31, 2004
                                                          --------------------------------------------------------------------------
                                                              Centennial
                                                            Communications        Centennial        Pro Forma
                                                                Corp.               Cable          Adjustments         Pro Forma
                                                          ------------------    --------------    --------------    ----------------
REVENUE:
    Service revenue                                           $ 222,916           $(12,778)              218 (e)      $ 210,356
    Equipment sales                                               6,426                                                   6,426
                                                              ---------           --------           -------         ----------

                                                                229,342            (12,778)              218            216,782
COSTS AND EXPENSES:
    Cost of services (exclusive of depreciation and
    amortization shown below)                                    47,127             (5,855)              218 (e)         41,490
    Cost of equipment sold                                       21,326                                                  21,326
    Sales and marketing                                          25,554               (930)                              24,624
    General and administrative                                   40,030             (3,293)         $  1,004(e)          37,741
    Depreciation and amortization                                35,057             (5,899)                              29,158
    Loss on disposition of assets                                   679               (247)                                 432
                                                              ---------           --------           -------         ----------

                                                                169,773            (16,224)            1,222            154,771
OPERATING INCOME (LOSS)                                          59,569              3,446            (1,004)            62,011
INCOME FROM EQUITY INVESTMENTS                                      145                                                     145
INTEREST EXPENSE, NET                                           (36,462)              (17)                              (36,479)
OTHER (EXPENSE) INCOME                                             (878)                57               (57)              (878)
                                                              ---------           --------           -------          ---------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE AND MINORITY
INTEREST IN INCOME OF SUBSIDIARIES                               22,374              3,486            (1,061)            24,799
INCOME TAX (EXPENSE) BENEFIT                                    (13,681)             (800)               371(h)         (14,110)
                                                              ---------           --------           -------         ----------

INCOME (LOSS) BEFORE MINORITY INTEREST IN INCOME OF
SUBSIDIARIES                                                      8,693              2,686              (690)            10,689
MINORITY INTEREST IN INCOME OF SUBSIDIARIES                        (226)                                                   (226)
                                                              ---------           --------           -------         ----------

NET INCOME (LOSS)                                             $   8,467           $  2,686           $  (690)        $   10,463
                                                              ---------           --------           -------         ----------

EARNINGS PER SHARE:
    BASIC                                                     $    0.08                                              $     0.10
                                                                   ----                                                    ----
    DILUTED                                                        0.08                                                    0.10
                                                                   ----                                                    ----

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE
THREE MONTHS (in thousands):
    BASIC                                                       103,213                                                 103,213
                                                                -------                                                 -------
    DILUTED                                                     104,281                                                 104,281
                                                              ---------                                              ----------

--------------------------------------------------------------------------------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollar amounts in thousands, except per share amounts)


                                                                                 Fiscal Year Ended May 31, 2004
                                                          --------------------------------------------------------------------------
                                                                Centennial
                                                              Communications      Centennial        Pro Forma
                                                                   Corp.            Cable          Adjustments         Pro Forma
                                                          ------------------    --------------    --------------    ----------------
REVENUE:
    Service revenue                                           $ 797,863           $(48,692)                          $  749,171
    Equipment sales                                              30,978                                                  30,978
                                                              ---------           --------           -------         ----------
                                                                828,841            (48,692)                             780,149

COSTS AND EXPENSES:
    Cost of services (exclusive of depreciation and
    amortization shown below)                                   164,589            (22,019)                             142,570
    Cost of equipment sold                                       86,071                                                  86,071
    Sales and marketing                                          92,241             (3,280)                              88,961
    General and administrative                                  156,937            (12,001)         $  3,610(e)         148,546
    Depreciation and amortization                               140,991            (22,867)                             118,124
    Loss on disposition of assets                                 1,500               (859)                                 641
                                                              ---------           --------           -------         ----------


                                                                642,329            (61,026)            3,610            584,913
OPERATING INCOME (LOSS)                                         186,512             12,334            (3,610)           195,236
INCOME FROM EQUITY INVESTMENTS                                      143                                                     143
INTEREST EXPENSE, NET                                          (163,228)               306                             (162,922)
LOSS ON EXTINGUISHMENT OF DEBT                                  (39,176)                                                (39,176)
OTHER INCOME                                                         36                                                      36
                                                              ---------           --------           -------         ----------

LOSS BEFORE INCOME TAX EXPENSE AND MINORITY INTEREST IN
INCOME OF SUBSIDIARIES                                          (15,713)            12,640            (3,610)            (6,683)
INCOME TAX EXPENSE (BENEFIT)                                     (6,452)            (4,611)            1,264(h)          (9,799)
                                                              ---------           --------           -------         ----------

LOSS BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES         (22,165)             8,029            (2,346)           (16,482)
MINORITY INTEREST IN INCOME OF SUBSIDIARIES                        (627)                                                   (627)
                                                              ---------           --------           -------         ----------

NET LOSS                                                      $ (22,792)          $  8,029          $ (2,346)         $ (17,109)
                                                              ---------           --------           -------         ----------

LOSS PER SHARE:
    BASIC AND DILUTED                                         $   (0.23)                                             $    (0.17)
                                                              ---------                                              ----------

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE
YEAR (in thousands):
    BASIC AND DILUTED                                            99,937                                                  99,937
                                                              ---------                                              ----------

--------------------------------------------------------------------------------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollar amounts in thousands, except per share amounts)


                                                                                 Fiscal Year Ended May 31, 2003
                                                          --------------------------------------------------------------------------
                                                                Centennial
                                                              Communications        Centennial        Pro Forma
                                                                  Corp.               Cable          Adjustments        Pro Forma
                                                          ------------------    --------------    --------------    ----------------
REVENUE:
    Service revenue                                           $ 721,974           $(48,017)                          $  673,957
    Equipment sales                                              27,462                                                  27,462
                                                              ---------           --------           -------         ----------
                                                                749,436            (48,017)               --            701,419

COSTS AND EXPENSES:
    Cost of services (exclusive of depreciation and
    amortization shown below)                                   157,840            (22,522)                             135,318
    Cost of equipment sold                                       70,876                                                  70,876
    Sales and marketing                                          93,013             (3,700)         $     19(e)          89,332
    General and administrative                                  134,722            (12,709)            2,974(e)         124,987
    Depreciation and amortization                               139,065            (22,896)                             116,169
    Loss on impairment of assets                                189,492            (165,15)                              24,338
    Gain on disposition of assets                                (1,451)                10                               (1,441)
                                                              ---------           --------           -------         ----------

                                                                783,557            (226,97)            2,993            559,579
OPERATING (LOSS) INCOME                                         (34,121)           178,954            (2,993)           141,840
INCOME FROM EQUITY INVESTMENTS                                      192                                                     192
INTEREST EXPENSE, NET                                          (146,087)               575                             (145,512)
OTHER EXPENSE                                                    (1,045)                                                 (1,045)
                                                              ---------           --------           -------         ----------

LOSS BEFORE INCOME TAX BENEFIT AND MINORITY INTEREST IN
INCOME OF SUBSIDIARIES                                         (181,061)           179,529            (2,993)            (4,525)
INCOME TAX BENEFIT                                               69,904            (50,405)            1,048(h)          20,547
                                                              ---------           --------           -------         ----------

LOSS BEFORE MINORITY INTEREST IN INCOME OF SUBSIDIARIES        (111,157)           129,124            (1,945)            16,022
MINORITY INTEREST IN INCOME OF SUBSIDIARIES                        (489)                                                   (489)
                                                              ---------           --------           -------         ----------

NET (LOSS) INCOME                                             $(111,646)          $129,124          $ (1,945)         $  15,533
                                                              ---------           --------           -------         ----------

(LOSS) INCOME PER SHARE:
    BASIC AND DILUTED                                         $   (1.17)                                              $    0.16
                                                              ---------                                              ----------

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE
YEAR (in thousands):
    BASIC AND DILUTED                                            95,577                                                  95,577
                                                              ---------                                              ----------

--------------------------------------------------------------------------------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollar amounts in thousands, except per share amounts)


                                                                                 Fiscal Year Ended May 31, 2002
                                                          --------------------------------------------------------------------------
                                                              Centennial
                                                            Communications        Centennial        Pro Forma
                                                                 Corp.              Cable          Adjustments         Pro Forma
                                                          ------------------    --------------    --------------    ----------------
REVENUE:
    Service revenue                                           $ 695,476           $(47,841)                          $  647,635
    Equipment sales                                              23,101                                                  23,101
                                                              ---------           --------           -------         ----------
                                                                718,577            (47,841)               --            670,736
COSTS AND EXPENSES:
    Cost of services (exclusive of depreciation and
    amortization shown below)                                   171,441            (20,335)                             151,106
    Cost of equipment sold                                       56,760                                                  56,760
    Sales and marketing                                         105,367             (2,862)                             102,505
    General and administrative                                  136,124            (10,269)         $  3,069(e)         128,924
    Depreciation and amortization                               157,403            (30,441)                             126,962
    Loss on impairment of assets                                 33,985                                                  33,985
    Loss on disposition of assets                                   621               (502)                                 119
                                                              ---------           --------           -------         ----------
                                                                661,701            (64,409)            3,069            600,361

OPERATING INCOME (LOSS)                                          56,876             16,568            (3,069)            70,375
INCOME FROM EQUITY INVESTMENTS                                      564                                                     564
INTEREST EXPENSE, NET                                          (150,734)               (30)                            (150,764)
OTHER INCOME                                                         96                                                      96
                                                              ---------           --------           -------         ----------

LOSS BEFORE INCOME TAX BENEFIT AND MINORITY INTEREST IN
LOSS OF SUBSIDIARIES                                            (93,198)            16,538            (3,069)           (79,729)
INCOME TAX BENEFIT                                               12,780             (4,972)            1,074(h)           8,882
                                                              ---------           --------           -------         ----------

LOSS BEFORE MINORITY INTEREST IN LOSS OF SUBSIDIARIES           (80,418)            11,566            (1,995)           (70,847)
MINORITY INTEREST IN LOSS OF SUBSIDIARIES                           780                                                     780
                                                              ---------           --------           -------         ----------

NET LOSS                                                      $ (79,638)          $ 11,566          $ (1,995)         $ (70,067)
                                                              ---------           --------           -------         ----------

LOSS PER SHARE:
    BASIC AND DILUTED                                         $   (0.84)                                             $    (0.74)
                                                              ---------                                              ----------

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE
YEAR (in thousands):
    BASIC AND DILUTED                                            95,221                                                  95,221
                                                              ---------                                              ----------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


Note 1.    Basis of Pro Forma Presentation


     The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

     The unaudited pro forma condensed financial statements of Centennial and Centennial Cable have been prepared based on the historical consolidated balance sheets of Centennial and Centennial Cable as of August 31, 2004 and the historical consolidated statements of operations for Centennial and Centennial Cable for the three months ended August 31, 2004 and for the fiscal years ended May 31, 2004, 2003 and 2002, after giving effect to the adjustments and assumptions described below.

     Centennial and Centennial Cable employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of Centennial and Centennial Cable have been made.

     The ongoing activity presented in these pro forma condensed consolidated financial statements represents Centennial's assets, liabilities and expenses that will not be divested of in the sale of Centennial Cable. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.


Note 2.    Pro Forma Assumptions



    Pro forma adjustments:


               The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the divestiture was completed on August 31, 2004 for consolidated balance sheet purposes and as of June 1, 2001 for consolidated statement of operations purposes and reflect the following pro forma adjustments:



               (a) To reflect sale consideration of $155 million cash.



               (b) To reflect the $3.1 million in estimated direct expenses of the transaction including legal, accounting, financial advisory and other professional fees.



               (c) To record the tax effect of pro forma adjustments considering management's current expectations of available net operating losses and credits, as well as Centennial's statutory tax rate.



               (d)  To  write  off  inter-company   amounts  that  will  not  be
          realizable as a result of the disposition.


               (e) To adjust for inter-company revenue and expenses, and expenses that were allocated to Centennial Cable, which would have been incurred by Centennial whether or not Centennial Cable was a subsidiary of Centennial and are expected to continue to be incurred.



               (f) To eliminate Centennial Cable's equity from consolidated equity as a result of the disposition.

--------------------------------------------------------------------------------

                CENTENNIAL COMMUNICATIONS CORP. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS -- (Continued)


               (g) To record the net gain before income tax expense as a result of the disposition.


                Total consideration                                     $155,000
                Transaction costs                                          3,115
                                                                         -------
                Net total proceeds                                       151,885
                Net assets sold                                          112,374
                                                                         -------
                Pro forma net gain before income tax expense            $ 39,511
                                                                         -------
                Income tax expense                                        13,829
                Pro forma net gain                                      $ 25,682
                                                                         -------


               (h) To record the tax effect on the adjustment of allocated corporate overhead that will remain subsequent to the disposition of Centennial Cable at the appropriate statutory tax rate.



Note 3.         Unaudited Pro Forma Earnings Per Share Data

     Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of Centennial for the three months ended August 31, 2004 and for the fiscal years ended May 31, 2004, 2003 and 2002. As the pro forma condensed consolidated statements of operations for the fiscal years ended May 31, 2004 and 2002 show a net loss, weighted average basic and diluted shares are the same.

--------------------------------------------------------------------------------